Contact:
Matthew S. Stadler
EVP and CFO
Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER 2016 DILUTED EPS OF $0.56, OR $0.48 AS ADJUSTED
FULL YEAR 2016 DILUTED EPS OF $2.00, OR $1.85 AS ADJUSTED

•	AUM of $57.2 billion, an increase of 8.8% from December 31, 2015 and a decrease of 5.5% from September 30, 2016

•	Net inflows of $707 million for the fourth quarter 2016; net inflows of $6.7 billion for the full year 2016

•	Annualized organic growth rate of 4.7% for the fourth quarter 2016; organic growth rate of 12.7% for the full year 2016

•	Operating margin of 40.1% for the fourth quarter 2016; operating margin of 38.7% for the full year 2016
NEW YORK, NY, January 18, 2017—Cohen & Steers, Inc. (NYSE: CNS) reported earnings of $0.56 per diluted share for the quarter ended December 31, 2016, compared with $0.27 per diluted share for the quarter ended December 31, 2015 and $0.51 per diluted share for the quarter ended September 30, 2016. Adjusted earnings per diluted share were $0.48 for the quarter ended December 31, 2016, compared with $0.41 per diluted share for the quarter ended December 31, 2015 and $0.51 per diluted share for the quarter ended September 30, 2016.
For the year ended December 31, 2016, the company reported earnings of $2.00 per diluted share, compared with $1.41 per diluted share for the year ended December 31, 2015. Adjusted earnings per diluted share were $1.85 for the year ended December 31, 2016, compared with $1.71 per diluted share for the year ended December 31, 2015.
Financial Highlights (Unaudited)
For the Periods

(in thousands, except per share data)	Three Months Ended			Years Ended
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	December 31, 2016	December 31, 2015
U.S. GAAP
Revenue	$89,434	$94,388	$81,671	$349,876	$328,655
Expenses	$53,574	$57,175	$51,319	$214,365	$201,106
Operating income	$35,860	$37,213	$30,352	$135,511	$127,549
Operating margin	40.1%	39.4%	37.2%	38.7%	38.8%
Non-operating income (loss)	$1,427	$1,356	$(5,572)	$7,892	$(14,805)
Net income attributable to common stockholders	$26,168	$23,877	$12,385	$92,936	$64,551
Diluted earnings per share	$0.56	$0.51	$0.27	$2.00	$1.41

As Adjusted (2)
Net income attributable to common stockholders	$22,373	$23,626	$18,878	$86,109	$78,694
Diluted earnings per share	$0.48	$0.51	$0.41	$1.85	$1.71
_______________________

(1)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

(2)
The as adjusted financial measures represent non-GAAP financial measures. Please refer to the “Non-GAAP Reconciliations” on pages 18-19 of this release for a reconciliation to the most directly comparable U.S. GAAP financial measures.

U.S. GAAP
This section discusses the financial results of the company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the fourth quarter of 2016 was $89.4 million, a decrease of $5.0 million from $94.4 million for the third quarter of 2016. Lower average assets under management in the fourth quarter of 2016 resulted in the following changes in investment advisory and administration fees:

•	Institutional account revenue decreased $1.9 million to $23.3 million;

•	Open-end fund revenue decreased $1.7 million to $39.1 million; and

•	Closed-end fund revenue decreased $1.1 million to $19.1 million.
Revenue for the year ended December 31, 2016 was $349.9 million, an increase of $21.2 million from $328.7 million for the year ended December 31, 2015.
Expenses
Expenses for the fourth quarter of 2016 were $53.6 million, a decrease of $3.6 million from $57.2 million for the third quarter of 2016. The change was primarily due to:

•	Lower employee compensation and benefits of $2.6 million, primarily attributable to lower incentive and production compensation; and

•	Decreased distribution and service fees of $1.1 million, primarily due to lower average assets under management in U.S. no-load open-end funds.
Expenses for the year ended December 31, 2016 were $214.4 million, an increase of $13.3 million from $201.1 million for the year ended December 31, 2015.
Operating Margin
Operating margin was 40.1% for the fourth quarter of 2016 compared with 39.4% for the third quarter of 2016. Operating margin was 38.7% for the year ended December 31, 2016 compared with 38.8% for the year ended December 31, 2015.
Non-operating Income
Non-operating income was $1.4 million for both the fourth and third quarters of 2016.
Non-operating income for the year ended December 31, 2016 was $7.9 million, compared with non-operating loss of $14.8 million for the year ended December 31, 2015, which included an unrealized non-operating loss of $8.2 million on a seed investment that, due to third-party shareholder redemptions, was reclassified from available-for-sale investments to equity method investments. In addition, non-operating loss for the year ended December 31, 2015 included a $2.8 million other-than-temporary impairment.

Income Taxes
The effective tax rate for the fourth quarter of 2016 was 29.8% compared with 38.2% for the third quarter of 2016. The decrease was primarily attributable to gains on the company’s seed investments, which would not be taxable due to capital loss carryforwards, as well as discrete items.
The effective tax rate for the year ended December 31, 2016 was 35.3%, compared with 42.9% for the year ended December 31, 2015, which included the recordation of a valuation allowance on the tax benefit associated with losses on the company’s seed investments.
As Adjusted
The term “as adjusted” is used to identify non-GAAP financial information in the discussion below and excludes the financial results associated with the company's seed investments, the effect of the accelerated vesting of certain restricted stock units in the first quarter of 2016 and the tax effect on these items. Please refer to the “Non-GAAP Reconciliations” on pages 18-19 of this release for a reconciliation to the most directly comparable U.S. GAAP financial measures.
Non-Operating Income
Non-operating income, as adjusted, for the quarter ended December 31, 2016 was $587,000, compared with $394,000 for the quarter ended September 30, 2016. The change was primarily due to net gains associated with forward contracts used to hedge certain non-U.S. dollar advisory fee receivables and interest earned on corporate cash.
Non-operating income, as adjusted, for the year ended December 31, 2016 was $1.2 million, compared with non-operating loss, as adjusted, of $772,000 for the year ended December 31, 2015. The change was primarily due to net gains associated with forward contracts used to hedge certain non-U.S. dollar advisory fee receivables and interest earned on corporate cash.
Operating Margin
Operating margin, as adjusted, was 40.1% for the fourth quarter of 2016 compared with 39.5% for the third quarter of 2016. Operating margin, as adjusted, was 39.3% for the year ended December 31, 2016 compared with 38.8% for the year ended December 31, 2015.

Assets Under Management Highlights (Unaudited)
December 31, 2016 Compared with September 30, 2016

(in millions)	Assets Under Management
	As of
By Investment Vehicle	December 31, 2016	September 30, 2016	% Change
Institutional accounts	$28,659	$29,948	(4.3%)
Open-end funds	19,576	21,165	(7.5%)
Closed-end funds	8,963	9,384	(4.5%)
Total	$57,198	$60,497	(5.5%)

By Investment Strategy
U.S. real estate	$28,927	$31,248	(7.4%)
Preferred securities	9,880	10,440	(5.4%)
Global/international real estate	9,403	10,056	(6.5%)
Global listed infrastructure	5,697	5,862	(2.8%)
Other	3,291	2,891	13.8%
Total	$57,198	$60,497	(5.5%)
Assets under management were $57.2 billion as of December 31, 2016, a decrease of $3.3 billion from $60.5 billion at September 30, 2016. The decrease from September 30, 2016 was attributable to market depreciation of $2.1 billion and distributions of $1.9 billion, partially offset by net inflows of $707 million.
Institutional Accounts
Assets under management in institutional accounts were $28.7 billion as of December 31, 2016, a decrease of 4.3% from $29.9 billion at September 30, 2016. The change from September 30, 2016 was due to the following:

•
Net inflows of $109 million from Japan subadvised accounts, primarily comprised of $139 million into U.S. real estate, partially offset by net outflows of $48 million from global/international real estate;

•	Distributions from Japan subadvised accounts of $800 million, primarily comprised of $757 million out of U.S. real estate;

•
Net inflows of $40 million from subadvised accounts excluding Japan, primarily comprised of $167 million into global/international real estate, partially offset by net outflows of $84 million from U.S. real estate and $49 million from commodities (included in "Other" in the table above);

•
Net inflows of $506 million from advised accounts, primarily comprised of $424 million into multi-strategy real assets (included in "Other" in the table above), and $145 million into global listed infrastructure, partially offset by net outflows of $48 million from global/international real estate; and

•	Market depreciation of $1.1 billion, including $570 million from U.S. real estate and $471 million from global/international real estate.

Open-end Funds
Assets under management for open-end funds were $19.6 billion as of December 31, 2016, a decrease of 7.5% from $21.2 billion at September 30, 2016. The change from September 30, 2016 was due to the following:

•	Net inflows of $54 million, including $283 million into U.S. real estate, partially offset by net outflows of $244 million from preferred securities;

•	Market depreciation of $708 million, including $422 million from U.S. real estate, $169 million from preferred securities and $121 million from global/international real estate; and

•	Distributions of $935 million, including $754 million out of U.S. real estate and $90 million out of preferred securities.
Closed-end Funds
Assets under management for closed-end funds were $9.0 billion as of December 31, 2016, a decrease of 4.5% from $9.4 billion at September 30, 2016. The decrease from September 30, 2016 was due to market depreciation of $254 million and distributions of $165 million.
Investment Performance as of December 31, 2016

	% of Total AUM in Outperforming Strategies (1)
	December 31, 2014	December 31, 2015	December 31, 2016
1-Year	95%	88%	44%
3-Year	76%	100%	96%
5-Year	60%	76%	76%
10-Year	61%	100%	95%

% of U.S. Open-End Fund AUM by Morningstar Rating (2), as of December 31, 2016
Not Rated	—	1%
1 or 2 Star	« or ««	4%
3 Star	«««	7%
4 or 5 Star	«««« or «««««	88%

(1)
Past performance of investment strategies is no guarantee of future results. Outperformance determined by annualized investment performance of all accounts in each investment strategy measured gross of fees and net of withholding taxes in comparison to performance of each account’s reference benchmark measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

(2)
Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for overall period as of December 31, 2016. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers. See page 19 for additional disclosures.

Balance Sheet Information
As of December 31, 2016, cash, cash equivalents and seed investments were $239 million. As of December 31, 2016, stockholders' equity was $266 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 19, 2017 at 10:00 a.m. (ET) to discuss the company's fourth quarter and full year 2016 financial results. Investors and analysts can access the live conference call by dialing 888-228-0562 (U.S.) or +1-303-223-4374 (international); passcode: 21841605. Participants should plan to register at least 10 minutes before the conference call begins. The presentation that will be reviewed as part of the conference call is available on the company's website at www.cohenandsteers.com under "Company - Press Releases."
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on January 19, 2017 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21841605. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2015 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	September 30, 2016	December 31, 2015
Revenue
Investment advisory and administration fees	$81,410	$86,079	$75,269
Distribution and service fees	5,196	5,296	4,120
Portfolio consulting and other	2,828	3,013	2,282
Total revenue	89,434	94,388	81,671	(5.2%)	9.5%
Expenses
Employee compensation and benefits	28,329	30,951	27,440
Distribution and service fees	10,023	11,092	8,976
General and administrative	13,206	13,128	13,390
Depreciation and amortization	2,016	2,004	1,513
Total expenses	53,574	57,175	51,319	(6.3%)	4.4%
Operating income	35,860	37,213	30,352	(3.6%)	18.1%
Non-operating income
Interest and dividend income—net	652	367	560
Gain (loss) from seed investments—net	290	698	(6,081)
Other income (losses)	485	291	(51)
Total non-operating income (loss)	1,427	1,356	(5,572)	*	*
Income before provision for income taxes	37,287	38,569	24,780	(3.3%)	50.5%
Provision for income taxes	11,096	14,738	12,446
Net income	26,191	23,831	12,334	9.9%	112.3%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(23)	46	51
Net income attributable to common stockholders	$26,168	$23,877	$12,385	9.6%	111.3%

Earnings per share attributable to common stockholders
Basic	$0.57	$0.52	$0.27	9.6%	109.1%
Diluted	$0.56	$0.51	$0.27	9.4%	108.4%

Dividends declared per share
Quarterly	$0.26	$0.26	$0.25	—%	4.0%
Special	$0.50	$—	$0.50	*	—%

Weighted average shares outstanding
Basic	46,010	45,999	45,524
Diluted	46,609	46,544	45,969

*    Not meaningful

(1)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Years Ended
	December 31, 2016	December 31, 2015	% Change
Revenue
Investment advisory and administration fees	$319,667	$303,729
Distribution and service fees	19,396	16,001
Portfolio consulting and other	10,813	8,925
Total revenue	349,876	328,655	6.5%
Expenses
Employee compensation and benefits	115,607	107,710
Distribution and service fees	39,590	36,330
General and administrative	51,558	50,853
Depreciation and amortization	7,610	6,213
Total expenses	214,365	201,106	6.6%
Operating income	135,511	127,549	6.2%
Non-operating income
Interest and dividend income—net	2,119	1,600
Gain (loss) from seed investments—net	4,993	(15,402)
Other income (losses)	780	(1,003)
Total non-operating income (loss)	7,892	(14,805)	*
Income before provision for income taxes	143,403	112,744	27.2%
Provision for income taxes	50,593	48,407
Net income	92,810	64,337	44.3%
Less: Net loss attributable to redeemable noncontrolling interest	126	214
Net income attributable to common stockholders	$92,936	$64,551	44.0%

Earnings per share attributable to common stockholders
Basic	$2.02	$1.42	42.3%
Diluted	$2.00	$1.41	42.3%

Dividends declared per share
Quarterly	$1.04	$1.00	4.0%
Special	$0.50	$0.50	—%

Weighted average shares outstanding
Basic	45,951	45,433
Diluted	46,432	45,897

*    Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	September 30, 2016	December 31, 2015
Institutional Accounts
Assets under management, beginning of period	$29,948	$29,581	$24,645
Inflows	1,364	1,612	1,023
Outflows	(709)	(636)	(475)
Net inflows	655	976	548
Market (depreciation) appreciation	(1,144)	219	1,495
Distributions	(800)	(828)	(583)
Total (decrease) increase	(1,289)	367	1,460
Assets under management, end of period	$28,659	$29,948	$26,105	(4.3%)	9.8%
Percentage of total assets under management	50.1%	49.5%	49.6%
Average assets under management for period	$28,343	$30,138	$25,655	(6.0%)	10.5%

Open-end Funds
Assets under management, beginning of period	$21,165	$19,777	$16,141
Inflows	2,623	2,592	2,263
Outflows	(2,569)	(1,322)	(1,319)
Net inflows	54	1,270	944
Market (depreciation) appreciation	(708)	275	871
Distributions	(935)	(157)	(496)
Total (decrease) increase	(1,589)	1,388	1,319
Assets under management, end of period	$19,576	$21,165	$17,460	(7.5%)	12.1%
Percentage of total assets under management	34.2%	35.0%	33.2%
Average assets under management for period	$20,025	$20,863	$17,114	(4.0%)	17.0%

Closed-end Funds
Assets under management, beginning of period	$9,384	$9,391	$8,958
Inflows	—	—	—
Outflows	(2)	—	(34)
Net outflows	(2)	—	(34)
Market (depreciation) appreciation	(254)	115	237
Distributions	(165)	(122)	(132)
Total (decrease) increase	(421)	(7)	71
Assets under management, end of period	$8,963	$9,384	$9,029	(4.5%)	(0.7%)
Percentage of total assets under management	15.7%	15.5%	17.2%
Average assets under management for period	$9,011	$9,516	$9,198	(5.3%)	(2.0%)

Total
Assets under management, beginning of period	$60,497	$58,749	$49,744
Inflows	3,987	4,204	3,286
Outflows	(3,280)	(1,958)	(1,828)
Net inflows	707	2,246	1,458
Market (depreciation) appreciation	(2,106)	609	2,603
Distributions	(1,900)	(1,107)	(1,211)
Total (decrease) increase	(3,299)	1,748	2,850
Assets under management, end of period	$57,198	$60,497	$52,594	(5.5%)	8.8%
Average assets under management for period	$57,379	$60,517	$51,967	(5.2%)	10.4%

(1)	December 31, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Years Ended
	December 31, 2016	December 31, 2015 (1)	% Change
Institutional Accounts
Assets under management, beginning of period	$26,105	$26,201
Inflows	6,374	3,646
Outflows	(2,414)	(2,379)
Net inflows	3,960	1,267
Market appreciation	1,627	863
Distributions	(3,033)	(2,226)
Total increase (decrease)	2,554	(96)
Assets under management, end of period	$28,659	$26,105	9.8%
Percentage of total assets under management	50.1%	49.6%
Average assets under management for period	$28,085	$25,884	8.5%

Open-end Funds
Assets under management, beginning of period	$17,460	$17,131
Inflows	9,630	7,344
Outflows	(6,831)	(5,901)
Net inflows	2,799	1,443
Market appreciation	917	560
Distributions	(1,600)	(1,674)
Total increase	2,116	329
Assets under management, end of period	$19,576	$17,460	12.1%
Percentage of total assets under management	34.2%	33.2%
Average assets under management for period	$19,176	$17,252	11.2%

Closed-end Funds
Assets under management, beginning of period	$9,029	$9,805
Inflows	—	—
Outflows	(88)	(53)
Net outflows	(88)	(53)
Market appreciation (depreciation)	554	(206)
Distributions	(532)	(517)
Total decrease	(66)	(776)
Assets under management, end of period	$8,963	$9,029	(0.7%)
Percentage of total assets under management	15.7%	17.2%
Average assets under management for period	$9,108	$9,586	(5.0%)

Total
Assets under management, beginning of period	$52,594	$53,137
Inflows	16,004	10,990
Outflows	(9,333)	(8,333)
Net inflows	6,671	2,657
Market appreciation	3,098	1,217
Distributions	(5,165)	(4,417)
Total increase (decrease)	4,604	(543)
Assets under management, end of period	$57,198	$52,594	8.8%
Average assets under management for period	$56,369	$52,722	6.9%

(1)	December 31, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	September 30, 2016	December 31, 2015
Japan Subadvisory
Assets under management, beginning of period	$14,944	$14,852	$12,234
Inflows	447	1,084	625
Outflows	(338)	(96)	(92)
Net inflows	109	988	533
Market (depreciation) appreciation	(554)	(68)	928
Distributions	(800)	(828)	(583)
Total (decrease) increase	(1,245)	92	878
Assets under management, end of period	$13,699	$14,944	$13,112	(8.3%)	4.5%
Percentage of institutional assets under management	47.8%	49.9%	50.2%
Average assets under management for period	$13,807	$15,025	$12,726	(8.1%)	8.5%

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,048	$5,782	$5,266
Inflows	321	374	216
Outflows	(281)	(223)	(261)
Net inflows (outflows)	40	151	(45)
Market (depreciation) appreciation	(196)	115	207
Total (decrease) increase	(156)	266	162
Assets under management, end of period	$5,892	$6,048	$5,428	(2.6%)	8.5%
Percentage of institutional assets under management	20.6%	20.2%	20.8%
Average assets under management for period	$5,790	$5,979	$5,454	(3.2%)	6.2%

Advisory
Assets under management, beginning of period	$8,956	$8,947	$7,145
Inflows	596	154	182
Outflows	(90)	(317)	(122)
Net inflows (outflows)	506	(163)	60
Market (depreciation) appreciation	(394)	172	360
Total increase	112	9	420
Assets under management, end of period	$9,068	$8,956	$7,565	1.3%	19.9%
Percentage of institutional assets under management	31.6%	29.9%	29.0%
Average assets under management for period	$8,746	$9,134	$7,475	(4.2%)	17.0%

Total Institutional Accounts
Assets under management, beginning of period	$29,948	$29,581	$24,645
Inflows	1,364	1,612	1,023
Outflows	(709)	(636)	(475)
Net inflows	655	976	548
Market (depreciation) appreciation	(1,144)	219	1,495
Distributions	(800)	(828)	(583)
Total (decrease) increase	(1,289)	367	1,460
Assets under management, end of period	$28,659	$29,948	$26,105	(4.3%)	9.8%
Average assets under management for period	$28,343	$30,138	$25,655	(6.0%)	10.5%

(1)	December 31, 2015 amounts have been reclassified to show distributions separately.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Years Ended
	December 31, 2016	December 31, 2015 (1)	% Change
Japan Subadvisory
Assets under management, beginning of period	$13,112	$13,377
Inflows	3,305	1,859
Outflows	(503)	(607)
Net inflows	2,802	1,252
Market appreciation	818	709
Distributions	(3,033)	(2,226)
Total increase (decrease)	587	(265)
Assets under management, end of period	$13,699	$13,112	4.5%
Percentage of institutional assets under management	47.8%	50.2%
Average assets under management for period	$13,607	$12,973	4.9%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,428	$5,480
Inflows	1,030	1,034
Outflows	(919)	(1,013)
Net inflows	111	21
Market appreciation (depreciation)	353	(73)
Total increase (decrease)	464	(52)
Assets under management, end of period	$5,892	$5,428	8.5%
Percentage of institutional assets under management	20.6%	20.8%
Average assets under management for period	$5,961	$5,537	7.7%

Advisory
Assets under management, beginning of period	$7,565	$7,344
Inflows	2,039	753
Outflows	(992)	(759)
Net inflows (outflows)	1,047	(6)
Market appreciation	456	227
Total increase	1,503	221
Assets under management, end of period	$9,068	$7,565	19.9%
Percentage of institutional assets under management	31.6%	29.0%
Average assets under management for period	$8,517	$7,374	15.5%

Total Institutional Accounts
Assets under management, beginning of period	$26,105	$26,201
Inflows	6,374	3,646
Outflows	(2,414)	(2,379)
Net inflows	3,960	1,267
Market appreciation	1,627	863
Distributions	(3,033)	(2,226)
Total increase (decrease)	2,554	(96)
Assets under management, end of period	$28,659	$26,105	9.8%
Average assets under management for period	$28,085	$25,884	8.5%

(1)	December 31, 2015 amounts have been reclassified to show distributions separately.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	September 30, 2016	December 31, 2015
U.S. Real Estate
Assets under management, beginning of period	$31,248	$30,981	$25,812
Inflows	1,891	2,141	1,679
Outflows	(1,565)	(722)	(673)
Net inflows	326	1,419	1,006
Market (depreciation) appreciation	(1,095)	(135)	1,976
Distributions	(1,552)	(890)	(980)
Other (2)	—	(127)	—
Total (decrease) increase	(2,321)	267	2,002
Assets under management, end of period	$28,927	$31,248	$27,814	(7.4%)	4.0%
Percentage of total assets under management	50.6%	51.7%	52.9%
Average assets under management for period	$29,063	$31,552	$27,195	(7.9%)	6.9%

Preferred Securities
Assets under management, beginning of period	$10,440	$9,082	$6,877
Inflows	954	1,611	1,145
Outflows	(1,145)	(435)	(427)
Net (outflows) inflows	(191)	1,176	718
Market (depreciation) appreciation	(245)	297	209
Distributions	(124)	(115)	(99)
Total (decrease) increase	(560)	1,358	828
Assets under management, end of period	$9,880	$10,440	$7,705	(5.4%)	28.2%
Percentage of total assets under management	17.3%	17.3%	14.6%
Average assets under management for period	$10,253	$9,937	$7,343	3.2%	39.6%

Global/International Real Estate
Assets under management, beginning of period	$10,056	$9,984	$9,379
Inflows	403	231	155
Outflows	(355)	(554)	(449)
Net inflows (outflows)	48	(323)	(294)
Market (depreciation) appreciation	(590)	314	448
Distributions	(111)	(46)	(57)
Other (2)	—	127	—
Total (decrease) increase	(653)	72	97
Assets under management, end of period	$9,403	$10,056	$9,476	(6.5%)	(0.8%)
Percentage of total assets under management	16.4%	16.6%	18.0%
Average assets under management for period	$9,332	$10,256	$9,605	(9.0%)	(2.8%)

(1)	December 31, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	September 30, 2016	December 31, 2015
Global Listed Infrastructure
Assets under management, beginning of period	$5,862	$5,760	$5,212
Inflows	255	141	201
Outflows	(98)	(77)	(136)
Net inflows	157	64	65
Market (depreciation) appreciation	(242)	80	(75)
Distributions	(80)	(42)	(55)
Total (decrease) increase	(165)	102	(65)
Assets under management, end of period	$5,697	$5,862	$5,147	(2.8%)	10.7%
Percentage of total assets under management	10.0%	9.7%	9.8%
Average assets under management for period	$5,606	$5,854	$5,324	(4.2%)	5.3%

Other
Assets under management, beginning of period	$2,891	$2,942	$2,464
Inflows	484	80	106
Outflows	(117)	(170)	(143)
Net inflows (outflows)	367	(90)	(37)
Market appreciation	66	53	45
Distributions	(33)	(14)	(20)
Total increase (decrease)	400	(51)	(12)
Assets under management, end of period	$3,291	$2,891	$2,452	13.8%	34.2%
Percentage of total assets under management	5.8%	4.8%	4.7%
Average assets under management for period	$3,125	$2,918	$2,500	7.1%	25.0%

Total
Assets under management, beginning of period	$60,497	$58,749	$49,744
Inflows	3,987	4,204	3,286
Outflows	(3,280)	(1,958)	(1,828)
Net inflows	707	2,246	1,458
Market (depreciation) appreciation	(2,106)	609	2,603
Distributions	(1,900)	(1,107)	(1,211)
Other (2)	—	—	—
Total (decrease) increase	(3,299)	1,748	2,850
Assets under management, end of period	$57,198	$60,497	$52,594	(5.5%)	8.8%
Average assets under management for period	$57,379	$60,517	$51,967	(5.2%)	10.4%

(1)	December 31, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Years Ended
	December 31, 2016	December 31, 2015 (1)	% Change
U.S. Real Estate
Assets under management, beginning of period	$27,814	$28,357
Inflows	7,821	5,410
Outflows	(4,091)	(3,729)
Net inflows	3,730	1,681
Market appreciation	1,674	1,358
Distributions	(4,164)	(3,582)
Other (2)	(127)	—
Total increase (decrease)	1,113	(543)
Assets under management, end of period	$28,927	$27,814	4.0%
Percentage of total assets under management	50.6%	52.9%
Average assets under management for period	$29,224	$27,663	5.6%

Preferred Securities
Assets under management, beginning of period	$7,705	$6,342
Inflows	4,857	3,048
Outflows	(2,592)	(1,702)
Net inflows	2,265	1,346
Market appreciation	365	371
Distributions	(455)	(354)
Total increase	2,175	1,363
Assets under management, end of period	$9,880	$7,705	28.2%
Percentage of total assets under management	17.3%	14.6%
Average assets under management for period	$9,145	$6,915	32.2%

Global/International Real Estate
Assets under management, beginning of period	$9,476	$10,184
Inflows	1,596	1,017
Outflows	(1,867)	(1,900)
Net outflows	(271)	(883)
Market appreciation	336	389
Distributions	(265)	(214)
Other (2)	127	—
Total decrease	(73)	(708)
Assets under management, end of period	$9,403	$9,476	(0.8%)
Percentage of total assets under management	16.4%	18.0%
Average assets under management for period	$9,734	$9,938	(2.1%)

(1)	December 31, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Years Ended
	December 31, 2016	December 31, 2015 (1)	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$5,147	$5,697
Inflows	732	918
Outflows	(402)	(608)
Net inflows	330	310
Market appreciation (depreciation)	428	(670)
Distributions	(208)	(190)
Total increase (decrease)	550	(550)
Assets under management, end of period	$5,697	$5,147	10.7%
Percentage of total assets under management	10.0%	9.8%
Average assets under management for period	$5,488	$5,559	(1.3%)

Other
Assets under management, beginning of period	$2,452	$2,557
Inflows	998	597
Outflows	(381)	(394)
Net inflows	617	203
Market appreciation (depreciation)	295	(231)
Distributions	(73)	(77)
Total increase (decrease)	839	(105)
Assets under management, end of period	$3,291	$2,452	34.2%
Percentage of total assets under management	5.8%	4.7%
Average assets under management for period	$2,778	$2,647	4.9%

Total
Assets under management, beginning of period	$52,594	$53,137
Inflows	16,004	10,990
Outflows	(9,333)	(8,333)
Net inflows	6,671	2,657
Market appreciation	3,098	1,217
Distributions	(5,165)	(4,417)
Other (2)	—	—
Total increase (decrease)	4,604	(543)
Assets under management, end of period	$57,198	$52,594	8.8%
Average assets under management for period	$56,369	$52,722	6.9%

(1)	December 31, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Non-GAAP Reconciliations
Management believes that use of these non-GAAP financial measures may enhance the evaluation of the company’s results, as they provide greater transparency into the company's operating results. In addition, these non-GAAP financial measures are used to prepare the company's internal management reports and are used by management in evaluating the company's business.
While management believes that this non-GAAP financial information is useful in evaluating the company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.
Reconciliation of U.S. GAAP Net Income Attributable to Common Stockholders and U.S. GAAP Earnings per Share to Net Income Attributable to Common Stockholders, As Adjusted and Earnings per Share, As Adjusted

For the Periods

(in thousands, except per share data)	Three Months Ended			Years Ended
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	December 31, 2016	December 31, 2015
Net income attributable to common stockholders, U.S. GAAP	$26,168	$23,877	$12,385	$92,936	$64,551
Accelerated vesting of restricted stock units (2)	$—	$—	$—	$1,945	$—
Deconsolidation (3)	$218	$311	$645	$(654)	$2,136
Results from seed investments (4)	$(982)	$(1,234)	$4,973	$(5,934)	$11,833
Tax adjustments (5)	$(3,031)	$672	$875	$(2,184)	$174
Net income attributable to common stockholders, as adjusted	$22,373	$23,626	$18,878	$86,109	$78,694

Diluted weighted average shares outstanding	46,609	46,544	45,969	46,432	45,897
Diluted earnings per share, U.S. GAAP	$0.56	$0.51	$0.27	$2.00	$1.41
Accelerated vesting of restricted stock units (2)	$—	$—	$—	$0.04	$—
Deconsolidation (3)	$—	$0.01	$0.01	$(0.01)	$0.05
Results from seed investments (4)	$(0.02)	$(0.02)	$0.11	$(0.13)	$0.25
Tax adjustments (5)	$(0.06)	$0.01	$0.02	$(0.05)	$—
Diluted earnings per share, as adjusted	$0.48	$0.51	$0.41	$1.85	$1.71

(1)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

(2)	Represents amounts attributable to the accelerated vesting of certain restricted stock units in the first quarter of 2016.

(3)	Represents amounts related to deconsolidation of the company’s consolidated seed investments in Company-sponsored funds.

(4)
Represents dividend income and realized gains on the company’s seed investments classified as available-for-sale, and the company’s proportionate share of the results of operations of seed investments classified as equity method investments, including realized and unrealized gains and losses.

(5)
Represents the tax benefit associated with the accelerated vesting of certain restricted stock units for the year ended December 31, 2016 as well as discrete items recorded in each of the periods presented.

Reconciliation of U.S. GAAP Operating Income and U.S. GAAP Operating Margin to Operating Income, As Adjusted and Operating Margin, As Adjusted

For the Periods

(in thousands, except percentages)	Three Months Ended			Years Ended
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	December 31, 2016	December 31, 2015
Revenue, U.S. GAAP	$89,434	$94,388	$81,671	$349,876	$328,655
Deconsolidation (2)	$29	$31	$39	$147	$102
Revenue, as adjusted	$89,463	$94,419	$81,710	$350,023	$328,757

Operating income, U.S. GAAP	$35,860	$37,213	$30,352	$135,511	$127,549
Deconsolidation (2)	$53	$85	$64	$253	$150
Accelerated vesting of restricted stock units (3)	$—	$—	$—	$1,945	$—
Operating income, as adjusted	$35,913	$37,298	$30,416	$137,709	$127,699

Operating margin, U.S. GAAP	40.1%	39.4%	37.2%	38.7%	38.8%
Operating margin, as adjusted	40.1%	39.5%	37.2%	39.3%	38.8%

Reconciliation of U.S. GAAP Non-operating Income (Loss) to Non-operating Income (Loss), As Adjusted

For the Periods

(in thousands)	Three Months Ended			Years Ended
	December 31, 2016	September 30, 2016	December 31, 2015 (1)	December 31, 2016	December 31, 2015
Non-operating income (loss), U.S. GAAP	$1,427	$1,356	$(5,572)	$7,892	$(14,805)
Deconsolidation (2)	$142	$272	$632	$(781)	$2,200
Results from seed investments (4)	$(982)	$(1,234)	$4,973	$(5,934)	$11,833
Non-operating income (loss), as adjusted	$587	$394	$33	$1,177	$(772)

(1)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

(2)	Represents amounts related to deconsolidation of the company’s consolidated seed investments in Company-sponsored funds.

(3)	Represents amounts attributable to the accelerated vesting of certain restricted stock units in the first quarter of 2016.

(4)
Represents dividend income and realized gains on the company’s seed investments classified as available-for-sale, and the company’s proportionate share of the results of operations of seed investments classified as equity method investments, including realized and unrealized gains and losses.

___________________________________________________________________________________________________________________
Additional Disclosures
© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period as of December 31, 2016. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.